Warrant Liability	6 Months Ended
Jun. 30, 2023
Warrant Liability
Warrant Liability

Note 6. Warrant Liability

The Company received the proceeds from the draw of the first tranche of the EIB Loan on February 17, 2022. In connection therewith, EIB received 351,036 EIB Warrants, at an exercise price of DKK 1 per warrant, which vested immediately, pursuant to the terms of a separate warrant agreement, the EIB Warrant Agreement. The EIB Warrants are exercisable at any time after issuance either net in cash or through payment of the exercise price and receipt of shares. Therefore, the warrant liability is recognized in full upon issuance. The liability is measured initially at its fair value and is subsequently remeasured at the present value of the redemption amount. The liability is classified in level 1 of the fair value hierarchy. Due to the fact that the exercise price is insignificant compared to the share price, there is virtually no time value. Consequently, the present value of the redemption amount is equal to the current share price.

As the warrant liability is a non-cash financing cost the amount related to the initial recognition of the warrant liability during the six months ended June 30, 2022 is not included within the unaudited condensed consolidated interim statements of cash flows.

The following table sets forth the changes to the warrant liability(in thousands):

Warrant Liability
(USD in thousands)
Carrying amount at January 1, 2023	$573
Remeasurement of warrant liability	(177)
Foreign currency translation	7
Carrying amount at June 30, 2023	$402

Warrant Liability
(USD in thousands)
Carrying amount at January 1, 2022	$—
Initial recognition of warrant liability	1,007
Remeasurement of warrant liability	(385)
Foreign currency translation	3
Carrying amount at June 30, 2022	$625